UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2022

GBS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

420 Lexington Ave, Suite 300
New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 18, 2022, the board of directors (the “Board”) of GBS Inc. (the “Company”) adopted an amendment (the “Bylaws Amendment”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), which took effect immediately upon adoption by the Board.

The Bylaws Amendment includes an amendment to Section 2.4 of the Bylaws to modify the quorum requirement of any meeting of the Company’s stockholders from a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, to not less than one-third the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy.

The Board adopted the Bylaws Amendment so that the Company may achieve a quorum at the Company’s 2022 annual meeting of stockholders (the “Annual Meeting”), which was originally convened on June 16, 2022. As previously disclosed by the Company, at the Annual Meeting at that time, there were not present in person or by proxy at least a majority of the Company’s common stock outstanding as of the record date of April 27, 2022 in order to constitute a quorum that was required to transact business at the Annual Meeting. Therefore, the Company adjourned the Annual Meeting until July 13, 2022, and the Annual Meeting was reconvened on that date. However, there were again not present in person or by proxy at least a majority of the Company’s common stock outstanding as of the record date of April 27, 2022 in order to constitute a quorum that was required to transact business at the Annual Meeting. Therefore, the Company again adjourned the Annual Meeting to a date to be determined and that will be announced to the Company’s stockholders.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws marked to show the changes resulting from the amendment reported in this Current Report on Form 8-K, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the Bylaws, as amended, which is filed as Exhibit 3.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

3.1	Amended and Restated Bylaws of GBS Inc., as amended as of July 18, 2022, marked to show the changes resulting from the amendment reported in this Current Report on Form 8-K

3.2	Amended and Restated Bylaws of GBS Inc., as amended as of July 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2022
GBS INC.

	By:	/s/ Spiro Sakiris
	Name: Title:	Spiro Sakiris Chief Financial Officer